Exhibit 10.1

AMENDMENT NUMBER THREE
TO
CREDIT AGREEMENT
dated as of August 5, 2005
between
ULTRALIFE BATTERIES, INC.
and
THE LENDERS PARTY THERETO
and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

AMENDMENT NUMBER THREE TO CREDIT AGREEMENT
     This Amendment is dated as of August 5, 2005, is made by and between ULTRALIFE BATTERIES, INC. (the “Borrower”) and the Lenders party to the Credit Agreement and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank) as Administrative Agent for the Lenders (in such capacity, the “Agent”).
Statement of the Premises
     The Borrower, the Lenders and the Agent have previously entered into, among other agreements, a Credit Agreement, dated as of June 30, 2004, which was amended by Amendment Number One dated as of September 24, 2004 and Amendment Number Two dated as of May 4, 2005 (the “Credit Agreement”). The Borrower, the Lenders and the Agent desire to amend the Credit Agreement as referenced herein.
Statement of Consideration
     Accordingly, in consideration of the premises and under the authority of Section 5-1103 of the New York General Obligations Law, the parties agree as follows:
Agreement
     1. Defined Terms. The terms “this Agreement,” “hereunder” and similar references in the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment Number Three. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
     2. Amendment. Effective upon the satisfaction of all conditions specified in Section 5 hereof, the Credit Agreement is hereby amended as follows:
          A. Section 6.09(a), Debt to Earnings Ratio, is superseded and replaced in its entirety and amended to read:
(a)	Debt to Earnings Ratio. The Borrower shall maintain the ratio:

at the Fiscal Quarter ending October 1, 2005 of (i) Consolidated Total Funded Debt measured at the subject Fiscal Quarter end, to (ii) EBITDA measured at the Fiscal Quarter ending October 1, 2005 multiplied by 4, at or below 2.50 to 1;

at the Fiscal Quarter ending December 31, 2005 of (I) Consolidated Total Funded Debt measured at the subject Fiscal Quarter end, to (II) the aggregate EBITDA for the two Fiscal Quarters ending October 1, 2005 and December 31, 2005 multiplied by 2, at or below 2.50 to 1;

at the Fiscal Quarter ending April 1, 2006 of (x) Consolidated Total Funded Debt measured at the subject Fiscal Quarter end, to (y) the aggregate EBITDA for the three Fiscal Quarters ending in October 1, 2005, December 31, 2005 and April 1, 2006 multiplied by 1.3333, at or below 2.50 to 1;

thereafter at each Fiscal Quarter end of (X) Consolidated Total Funded Debt measured at the subject Fiscal Quarter end, to (Y) EBITDA, measured for the four Fiscal Quarter period then ended, taken together as a single accounting period, at or below 2.00 to 1.
          B. Section 6.09(b), EBIT to Interest Expense Ratio, is superseded and replaced in its entirety and amended to read:
(b)	EBIT to Interest Expense Ratio. The Borrower shall maintain the ratio:

at the Fiscal Quarter ending December 31, 2005 of (i) the aggregate EBIT for the two Fiscal Quarters ending October 1, 2005 and December 31, 2005, multiplied by 2 to (ii) the aggregate interest expense for the two Fiscal Quarters ending October 1, 2005 and December 31, 2005, multiplied by 2, at or above 5.00 to 1;

at the Fiscal Quarter ending April 1, 2006 of (x) the aggregate EBIT for the three Fiscal Quarters ending October 1, 2005, December 31, 2005 and April 1, 2006, multiplied by 1.333, to (y) the aggregate interest expense for the three Fiscal Quarters ending in October 1, 2005, December 31, 2005 and April 1, 2006 multiplied by 1.3333, at or above 5.00 to 1;

thereafter at each Fiscal Quarter end of (I) EBIT, measured for the four Fiscal Quarter period then ended, taken together as a single accounting period to (II) interest expense, measured for the four Fiscal Quarter period then ended, taken together as a single accounting period, at or above 5.00 to 1.
     3. Representations. The Borrower hereby represents and warrants to the Lenders and the Agent that: (i) the covenants, representations and warranties set forth in the Credit Agreement are true and correct on and as of the date of execution hereof as if made on and as of said date and as if each reference therein to the Credit Agreement were a reference to the Credit Agreement as amended by this Amendment; (ii) except the Existing Event of Default, defined and waived herein below, no Default or Event of Default specified in the Credit Agreement has occurred and is continuing, (iii) since the date of the Credit Agreement, there has been no material adverse change in the financial condition or business operations of the Borrower which has not been disclosed to Agent; (iv) the making and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action; and (v) the security interests and charges granted by the Borrower and its Subsidiary pursuant to the Security Agreements continue to constitute valid, binding and enforceable, first in priority Liens on the Collateral, subject only to Liens permitted under the terms of the Security Agreements and Credit Agreement.
     4. Waiver of Existing Covenant Violations. The Borrower has advised the Agent that it is not in compliance with its financial covenant obligations under Sections 6.09(a) and 6.09(b) of the Credit Agreement for the fiscal quarter ending July 2, 2005 (the “Existing Event of Default”). The Agent, on behalf of the Lenders, hereby waives the Existing Event of Default, together with the right as a consequence thereof to assert an Event of Default under the Credit Agreement. Nothing herein shall be construed as a waiver of any other condition, event or act which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.
     5. Conditions of Effectiveness. This Amendment shall become effective when and only when Agent shall have received counterparts of this Amendment executed by Borrower, Lenders and Agent, and Agent shall have additionally received the following:
          A. A secretarial certificate of the Borrower in a form reasonably acceptable to Agent, certifying that the June 30, 2004 secretary’s certificate of Borrower is true and correct as of the date of execution hereof, and the authorizing resolutions and the incumbency of officers of the Borrower remain in full force and effect.
          B. An Amendment Fee of $10,000, for the ratable benefit of the Lenders.
     6. Reference to and Effect on Loan Documents.
          A. Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

          B. Except as specifically amended above, the Credit Agreement, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
          C. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent and Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
     7. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New York without regard to any conflicts-of-laws rules which would require the application of the laws of any other jurisdiction.
     8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all or which taken together shall constitute but one and the same instrument.
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective representatives thereunto duly authorized as of the date first above written.

ULTRALIFE BATTERIES, INC.

By: /s/ Robert W. Fishback

Name: Robert W. Fishback
Title: VP – Finance & CFO
[Additional Signature Pages follow]

JPMORGAN CHASE BANK, N.A.
By:	/s/ Virginia Allen
Virginia Allen, Vice President

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A., as Agent
	By:	/s/ Virginia Allen
Virginia Allen, Vice President

[Additional Signature Page follows]

MANUFACTURERS AND TRADERS TRUST COMPANY
By:	/s/ Jon Fogle
Jon Fogle, Vice President